UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 31, 2005


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)    File Number)               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

     On May 31, 2005 Dataram Corporation announced the results of operations for the fourth fiscal quarter and full fiscal year. A copy of this public announcement is furnished as an exhibit. An associated dial-in conference call will occur on the date of the announcement's release, which was itself publicly announced and will be broadly accessible to the public. Further information about the Company is available at http://www.dataram.com.

     The information provided that press in this report and in that conference call may include forward-looking statements relating to future events, such as the development of new products, the commencement of production, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, order cancellations, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov and at http://www.dataram.com.


Section 8 - Other Events.

Item 8.01.  Other Events.

     The Company announced on May 31, 2005 a $0.05 cash dividend has been declared by the Company's board of directors which is payable on June 29, 2005 to shareholders of records as of June 15, 2005. See Exhibit 99.1.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99.1 Press Release dated May 31, 2005 announcing fourth quarter and full year results of operation and a cash dividend. (Furnished not filed)


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION


                                 By:  MARK MADDOCKS
Date:  May 31, 2005                   _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer